BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

BlackRock Wealth Liquid Environmentally Aware Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated October 16, 2020 to the Statement of Additional Information of each Fund,

as supplemented to date

Effective immediately, each Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies in the section entitled “I. Investment Objective and Policies” in Part I of each Fund’s Statement of Additional Information is amended to add the following in its appropriate alphabetical order:

Environmental, Social and Governance (“ESG”) Integration	X

The section entitled “Investment Risks and Considerations” in Part II of each Fund’s Statement of Additional Information is amended to add the following in its appropriate alphabetical order:

Environmental, Social and Governance (“ESG”) Integration. Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in the Fund’s Prospectus, BlackRock will consider ESG characteristics in the credit research and investment process for a Fund. All securities purchases by a Fund are selected from approved lists maintained by BlackRock. All instruments on an approved list used by a Fund have met the minimal credit risk requirement of Rule 2a-7. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across environmental, social and governance risk and opportunities regarding an issuer.

ESG characteristics are not the sole consideration when making investment decisions for a Fund. A Fund may invest in issuers that do not reflect the beliefs or values with respect to ESG of any particular investor. BlackRock will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment processes may evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. While BlackRock views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

A Fund may incorporate certain specific ESG considerations into its investment objective, strategies and/or processes, as described in the Fund’s Prospectus.

Shareholders should retain this Supplement for future reference.

SAI-WELEAF2-1020SUP